BAYCOM CORP’S CAPITAL AND LIQUIDITY REMAIN STRONG

Walnut Creek--(BUSINESS WIRE)--March 14, 2023—BayCom Corp (NASDAQ:BCML), and its wholly owned subsidiary United Business Bank (the “Bank”), a Western Regional bank, today confirmed its capital and liquidity positions remain strong.

The Bank has access to approximately $1.1 billion in liquidity from numerous sources including its borrowing capacity at Federal Home Loan Bank. In addition, the Bank is eligible to receive funds under the new Bank Term Funding Program announced by the Federal Reserve today.

Founder and President, George Guarini stated, “The cornerstone of the United Business Bank’s business model is diversification: diversification of the markets we serve, diversification of the loan products we offer, diversification in our investment portfolio, diversification of the client profiles we bank and diversification of our revenue sources. BayCom employs a community bank strategy by way of gathering in-market deposits and lending to local clients and businesses in a conservative manner.”

Guarini continued, “Our total deposits have increased since year end, and our more recent deposit activities appear to be within the normal course of business.”

“The Bank's capital remains well above the regulatory threshold for well-capitalized banks, and its liquidity position remains strong. The Bank continues to process transactions and loan fundings to fully serve the needs of our clients,” concluded Guarini.

About BayCom Corp

The Company, through its wholly owned operating subsidiary, United Business Bank, offers a full-range of loans, including SBA, CalCAP, FSA and USDA guaranteed loans, and deposit products and services to businesses and its affiliates in California, Washington, New Mexico and Colorado. The Bank is an Equal Housing Lender and a member of FDIC. The Company is traded on the NASDAQ under the symbol “BCML”. For more information, go to www.unitedbusinessbank.com.

Forward-Looking Statements

This release, as well as other public or shareholder communications released by the Company, may contain forward-looking statements, including, but not limited to, (i) statements regarding the financial condition, results of operations and business of the Company, (ii) statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts and (iii) other statements identified by the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions that are intended to identify “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead are based on current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Accordingly, management cautions that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated in these forward-looking statements, including adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impacts of the COVID-19 pandemic, such as the severity, magnitude, duration and businesses’ and governments’ responses thereto, on the Company’s operations and personnel, and on activity and demand across its businesses, and other factors identified in "Risk Factors" or "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. Any forward-looking statements presented herein are made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

CONTACT:

BayCom Corp

George Guarini, 925-476-1800Keary Colwell, 925-476-1800

gguarini@ubb-us.comkcolwell@ubb-us.com

Source: BayCom Corp